Exhibit 10.2

AMENDMENT NO. 5 TO AMENDED AND RESTATED
CREDIT AGREEMENT AND JOINDER AGREEMENT

This Amendment No. 5 to Amended and Restated Credit Agreement and Joinder Agreement (this “Agreement”) dated as of May 14, 2014 (the “Fifth Amendment Effective Date”) is among Triangle USA Petroleum Corporation, a Colorado corporation (the “Borrower”), Foxtrot Resources LLC, a Colorado limited liability company (the “Guarantor”), the undersigned Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.                                    The Borrower, financial institutions party thereto as Lenders (the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of April 11, 2013, the Consent Agreement dated as of June 28, 2013, the Amendment No. 1 to Amended and Restated Credit Agreement and Master Assignment dated as of July 30, 2013, the Amendment No. 2 to Amended and Restated Credit Agreement and Master Assignment dated as of October 16, 2013, the Amendment No. 3 to Amended and Restated Credit Agreement dated as of January 13, 2014 and the Amendment No. 4 to Amended and Restated Credit Agreement dated as of May 9, 2014 (as so amended and modified and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).

B.                                    The Guarantor has entered into the Amended and Restated Guaranty Agreement dated as of April 11, 2013 (as amended, restated, or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.                                    The Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein.

D.                                    The Borrower has requested and the Lenders have agreed to increase the Borrowing Base simultaneously with the Acquisition No. 2 Effective Date (as defined below).

E.                                     In connection with the increase in the Borrowing Base provided in this Agreement, each of Capital One, N.A., Citibank, N.A. and Comerica Bank (each a “Specified Lender”) desires to increase its allocation of the Borrowing Base and the Administrative Agent shall adjust the Commitments of the Lenders such that, after giving effect to the increase of the Borrowing Base, the Commitments of the Lenders are as set forth on Schedule I hereto.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantor, the Administrative Agent, the Issuing Lender, and each Lender hereby agree as follows:

Section 1.                                           Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.  Upon the satisfaction of the conditions specified in Section 6 of this Agreement, and effective as of the date set forth above, the Credit Agreement is amended as follows:

(a)                                 Section 1.1 of the Credit Agreement is amended to add the following definitions in alphabetical order:

“Fifth Amendment” means the Amendment No. 5 to Amended and Restated Credit Agreement and Joinder Agreement dated as of the Fifth Amendment Effective Date the Borrower, the Guarantor, the Lenders party thereto, the Administrative Agent and the Issuing Lender.

“Fifth Amendment Effective Date” means May 14, 2014.

“Acquisition No. 2” means the acquisition of the Acquisition No. 2 Assets by the Borrower prior to August 1, 2014.

“Acquisition No. 2 Assets” means the Oil and Gas Properties evaluated in the Engineering Report dated as of March 1, 2014, 2014 provided to the Administrative Agent and the Lenders on April 7, 2014, which Engineering Report cover properties solely in Williams County, North Dakota, Sheridan County, Montana and Roosevelt County, Montana and which the Borrower intends to acquire from a third party identified to the Administrative Agent and the Lenders.

“Acquisition No. 2 Effective Date” means the date on which each of the following conditions has been satisfied: (a) the Borrower has acquired (or substantially simultaneously therewith shall have acquired) the Acquisition No. 2 Assets, with such reductions or modifications to the Acquisition No. 2 Assets as may be acceptable to the Administrative Agent, including any reduction of the Acquisition No. 2 Assets that may be subject to a Acquisition No. 2 Reduction Amount, and (b) the Borrower shall have paid to the Administrative Agent for the account of each Lender a Borrowing Base increase fee in an amount equal to 0.45% of the excess (if any) of (x) each Lender’s Pro Rata Share of the Borrowing Base immediately after the Acquisition No. 2 Effective Date over (y) such Lender’s Pro Rata Share of the Borrowing Base immediately prior to the Acquisition No. 2 Effective Date; provided that the Acquisition No. 2 Effective Date must occur prior to August 1, 2014.

“Acquisition No. 2 Reduction Amount” means, with respect to any Acquisition No. 2 Assets that either (a) will not be acquired by the Borrower, or (b) will be acquired by the Borrower, but are subject to title defects that are not acceptable to the Administrative Agent in its reasonable business judgment, an amount corresponding to the BB Value of such Acquisition No. 2 Assets, had such Acquisition No. 2 Assets been included in the most recently determined Borrowing Base.

(b)                                 “Permitted Distribution Amount” in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

“Permitted Distribution Amount” means an amount not to exceed the amount of cash contributions received from the Parent after the Fourth Amendment Effective Date and applied as consideration for Acquisition No. 1, Acquisition No. 2 or other acquisitions of Oil and Gas Properties acceptable to the Administrative Agent occurring prior to August 1, 2014; provided that such amounts of cash contributions are used for no purposes other than as consideration for Acquisition No. 1, Acquisition No. 2 or such other acquisitions of Oil and Gas Properties acceptable to the Administrative Agent.

(c)                                  A new Section 2.2(f)(ii) of the Credit Agreement is added to read in its entirety as follows:

“(ii)                            Acquisition No. 2.  Effective on the Acquisition No. 2 Effective Date, the Borrowing Base shall be increased by an amount equal to $40,000,000 minus the Acquisition No. 2 Reduction Amount, if any (the “Acquisition No. 2 Increase Amount”).  The Acquisition No. 2 Increase Amount shall be allocated equally to each of (A) Capital One, N.A., (B) Citibank, N.A. and (C) Comerica Bank. Upon the effectiveness of the increase in the Borrowing Base described in this Section 2.2(f)(ii), the Administrative Agent shall adjust the Commitments of the Lenders to correspond to the non-pro rata increase in the Borrowing Base and shall notify the Lenders and the Borrower of such adjusted Commitments and shall provide the Borrower and the Lenders a revised Schedule I reflecting such adjusted Commitments. Each Lender shall be deemed to have entered into an Assignment and Acceptance such that after giving effect to such Assignment and Acceptance the Commitment of each Lender shall equal the adjusted Commitments provided by the Administrative Agent hereunder.

(d)                                 A new Section 5.14(b) is added to read in its entirety as follows:

“(b) within 10 Business Days (or such longer period to which the Administrative Agent may agree in its sole discretion) after the Acquisition No. 2 Effective Date, the Borrower shall provide

Mortgages causing the Administrative Agent to have an Acceptable Security Interest in the Acquisition No. 2 Assets acquired by the Credit Parties.”

Section 3.                                           Reaffirmation of Liens.

(a)                                 Each of the Borrower and the Guarantor (i) is party to certain Security Documents securing and supporting the Borrower’s and Guarantor’s obligations under the Credit Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantor’s obligations under the Credit Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)                                 The delivery of this Agreement does not indicate or establish a requirement that any Credit Document requires the Guarantor’s approval of amendments to the Credit Agreement.

Section 4.                                           Reaffirmation of Guaranty.  The Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Credit Documents are in full force and effect and that the Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement.  The Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by the Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.

Section 5.                                           Representations and Warranties.  Each of the Borrower and the Guarantor represents and warrants to the Administrative Agent and the Lenders that:

(a)                                 the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Credit Document;

(b)                                 (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)                                  as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 6.                                           Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)                                 Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by each party hereto, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

(b)                                 Representations and Warranties.  The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Credit Document.

(c)                                  No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(d)                                 Expenses.  The Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement, including, without limitation, any upfront fee paid in connection with any increase to the Borrowing Base agreed to among the parties hereto.

Section 7.                                           Effect on Credit Documents.  Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Credit Documents.  This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Credit Documents.

Section 8.                                           Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 9.                                           Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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EXECUTED as of the date first set forth above.

BORROWER:

TRIANGLE USA PETROLEUM CORPORATION

By:	/s/ Jonathan Samuels
Name:	Jonathan Samuels
Title:	President

GUARANTOR:

FOXTROT RESOURCES LLC

By:	/s/ Jonathan Samuels
Name:	Jonathan Samuels
Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender and a Lender

By:	/s/ Joseph T. Rottinghaus
Name:	Joseph T. Rottinghaus
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

EXISTING LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

IBERIABANK,
as a Lender

By:	/s/ Cameron Jones
Name:	Cameron Jones
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Mack Lambert
Name:	Mack Lambert
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

CITIBANK, N.A.,
as a Lender

By:	/s/ Dustin S. Hansen
Name:	Dustin S. Hansen
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]

COMERICA BANK,
as a Lender

By:	/s/ Mark Fuqua
Name:	Mark Fuqua
Title:	Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO A&R CREDIT AGREEMENT — TRIANGLE USA PETROLEUM]